 Exhibit 99.2

Powering a Trillion - Dollar Shift in Mobility & Intelligence Factorial Inc. Solid - State Batteries for E - Mobility, Defense, & Robotics Investor Presentation | November 2025

2 This Presentation (together with oral statements made in connection herewith, the “Presentation”) is for informational purposes only to assist prospective purchasers in a private placement in making their own evaluation with respect to a proposed business combination (the “Business Combination”) between Cartesian Growth Corporation III (“CGCIII”) and Factorial Inc, a Delaware corporation (together with its subsidiaries, “Factorial” or the “Company”), and a proposed private placement of securities in connection with the Business Combination . This Presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of CGCIII or the Company or any affiliates thereof . The terms of the Business Combination set forth in this Presentation are indicative, non - binding and subject to further discussion, negotiation and change . By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally regarding the Business Combination is confidential, that you will not distribute, reproduce, disclose or use such information for any purpose other than for the purpose of evaluating your firm’s participation in the potential placement, that you will not distribute, reproduce, disclose or use such information in any way detrimental to CGCIII or the Company, and that you will return, delete or destroy this Presentation upon request . Further, by accepting this Presentation, the recipient agrees to maintain all such information in confidence until such information becomes publicly available not as a result of any breach by recipient and comply with any other contractual obligations or laws applicable to the recipient . You are hereby advised that the United States securities laws restrict persons with material non - public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information . The information contained herein does not purport to be all - inclusive and none of CGCIII, the Company, nor any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation, including any information based on studies, publications, surveys, or internal estimates . Prospective investors in the proposed private placement should consult with their own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision . The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making its investment decision to subscribe for securities of the combined company expected to result from the Business Combination (the “Combined Company”) . To the fullest extent permitted by law, in no circumstances will CGCIII, the Company or any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs . No Offer or Solicitation . This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934 , as amended . This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . Any offering of securities will not be registered under the Securities Act of 1933 , as amended (the “Securities Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501 (a)(1), (2), (3) or (7) under the Act and “Institutional Accounts” as defined in FINRA Rule 4512 (c) . Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act . Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act . The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued . Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time . CGCIII, the Company and their respective directors and executive o ﬃ cers may be deemed participants in the solicitation of proxies from CGCIII’s stockholders with respect to the potential Business Combination . A list of the names of CGCIII’s directors and executive o ﬃ cers and a description of their interests in CGCIII is contained in CGCIII’s ﬁnal prospectus relating to its initial public offering, which was ﬁled with the Securities and Exchange Commission (the “SEC”) on May 5 , 2025 and is available free of charge at the SEC’s web site at www sec gov, or by directing a request to CGCIII . Additional information regarding the interests of the participants in the solicitation of proxies from the shareholders of CGCIII with respect to the proposed Business Combination will be contained in the proxy statement/prospectus for the proposed Business Combination ﬁled by CGCIII when available . Forward - Looking Statements . Certain statements in this Presentation may be considered “forward - looking statements” . Forward - looking statements herein generally relate to future events or the future financial or operating performance of CGCIII, the Company or the Combined Company . For example, projections of future financial performance of the Combined Company, the Business Combination, the Combined Company’s business plan, other projections concerning key performance metrics or milestones, the proceeds of the Business Combination and the Combined Company’s expected cash runway, and the potential effects of the Business Combination on CGCIII and the Combined Company, are forward - looking statements . In some cases, you can identify forward - looking statements by terminology such as “ may,”“ should,”“ expect,”“ intend,”“ will,” “estimate,”“ anticipate,”“ believe,”“ predict,” “project,” “target,” “plan,” or “potentially” or the negatives of these terms or variations of them or similar terminology . Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward - looking statements . This includes any projected financial information, which is for illustrative purposes only, is based on assumptions that may not materialize, and has not been audited or reviewed by any independent auditors . Disclaimer

3 These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by CGCIII, the Company and their respective management, as the case may be, are inherently uncertain and subject to material change . New risks and uncertainties may emerge from time to time, and it is not possible to predict all risk and uncertainties . Factors that may cause actual results to differ materially from current expectations include, but are not limited to, factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in CGCIII’s final prospectus relating to its initial public offering, dated May 5 , 2025 , and other filings with the SEC, as well as factors associated with companies, such as the Company, including anticipated trends, growth rates, and challenges in their businesses and in the markets in which they operate, including the factors described in the summary risk factors that will accompany this Presentation . Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein . Trademarks . This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but CGCIII and the Company, as applicable, will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . No Relationship or Joint Venture . Nothing contained in this Presentation will be deemed or construed to create the relationship of partnership, association, principal and agent or joint venture . This Presentation does not create any obligation on the part of the Company, CGCIII or the recipient to enter into any further agreement or arrangement . Unless and until a definitive agreement has been fully executed and delivered, no contract or agreement providing for a transaction will be deemed to exist and none of CGCIII, the Company or the recipient will be under any legal obligation of any kind whatsoever . Accordingly, this Presentation is not intended to create for any party a right of specific performance or a right to seek any payment or damages for failure, for any reason, to complete the proposed transactions contemplated herein . Third Party Information . Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company’s or CGCIII’s own internal estimates and research . In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions . Finally, while the Company and CGCIII believe their internal research is reliable, such research has not been veriﬁed by any independent source and the Company and CGCIII cannot guarantee and make no representation or warranty, express or implied, as to its accuracy and completeness . Disclaimer

4 • World - leading solid - state battery developer • IP - protected technology o Increases energy density by up to 80% o Reduces weight by up to 50% • Marquee partners, shareholders, & customers • Products validated, delivered, & in active road tests • US headquartered • Compelling investment opportunity o Merger & Nasdaq listing with Cartesian Growth Corporation III o Substantial sponsor capital commitment o Attractive entry valuation relative to peers A Compelling Opportunity 150+ Patents and Applications Source: Company

Early adoption in defense & robotics Accelerates e - mobility adoption Sets new standards & catalyzes innovation Enables energy storage penetration Reduces $/kWh Drives battery volume Our Opportunity 5

6 The World Runs on Batteries • Global battery demand growing exponentially – in 2024, surpassed 1 Terawatt hour • Growth, innovation, & new applications expected to push demand to 5 Terawatt hours in 5 years 5x growth 2025 2030 1TWh 5TWh 2015 Source: IEA, RMI, McKinsey & Company

7 But Conventional Li - ion Batteries Are Reaching Their Limits Energy density ( Wh /l) Lithium - ion Cell Energy Density Over Time Source: derived from Energy & Environmental Science

Our Solutions 8

9 Our Solid - State Solutions Increase Energy Density by up to 80% 9 FEST ® High Power Solid - State Current Liquid Li - Ion Solstice High Cycle All - Solid - State Energy Density (Wh/kg) Energy Density ( Wh /kg) : 1. = 50Wh/kg Anode Current Collector Cathode Cathode Current Collector S eparator Anode Anode Current Collector Anode FEST ® Cathode Cathode Current Collector Anode Current Collector Solstice Cathode Cathode Current Collector Anode - free Source: Company

We Create Value for OEMs & Customers

Factorial Solid-State Batteries

Up to 80% more gravimetric energy density than conventional

Up to 50% more volumetric energy density than conventional

Vehicle Improvement

20% lighter for same energy

Demonstrated 50% longer driving range

More miles per charge minute

Value Creation

~$1,000	from weight reduction
~$1,000	from energy density improvement
~$1,500	from faster charging
$3,500	per vehicle

Factorial

Source: Company, Analysis by OEMs

10

Validated Technology with Multi-Sector Scalability

Immediate High Spec Applications*	Industry Validation Anchors Growth in EV	The New Standard of Global Battery Industry
~$2-5 billion	**$200+ billion**	
High performance drones, tactical mobility, aerospace	Validated through global automotive partners	

Source: Prophecy Market Insights, Drone Battery Market, Company

*: Assuming ~10-15% market share for All-Solid-State-Batteries by 2030 and a sales price of $150/kWh for high-spec applications

Factorial®
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12 • Factorial provides solid - state battery cells to Avidrone Aerospace for drone integration. • Preliminary models show potential to double drone range with the same payload. • Offers up to 80% more energy density , ideal for high - performance Unmanned Aerial System (UAS). • The global UAS market is projected to grow to $36.1 billion by 2028. 12 Photo credit: Avidrone High - Performance Drones Powered by Factorial Source: Military Embedded Systems, Company

13

14 • Dodge Charger Daytona demo fleet expected to be on the road in 2026 as part of the STLA Large platform. • STLA Large Platform houses brands, including Jeep® , Dodge , Chrysler , Alfa Romeo, and Maserati, & is designed to support up to two million vehicles globally. Stellantis’ 2026 Dodge Charger Daytona Demonstration Fleet Source: Stellantis

Positioned to Win

Factorial®		QuantumScape
4*	Announced Auto OEM partners*	1*
100+Ah 	Product size released	~5Ah 
1,205 km record drive by Mercedes EQS completed from Stuttgart to Malmö September 2025	Real-world driving demonstration	Ducati Motorcycle September 2025
3	Product portfolios validated by OEMs	1
Technology license / royalties Development / service revenue Material supply revenue Manufacturing / sales of battery cells	Business Model	Technology license / royalties Development / service revenue Manufacturing / sales of battery cells
$1.1 bn (current pre-merger)	Valuation	$7-9 bn (spot market cap. Nov. 2025)

*: Publicly disclosed partnership, not including undisclosed names; Source: Company, QuantumScape

Factorial®
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2024 Market Share by EV Sales (US and Europe) Backed by Industry Giants. Built for Global Scale. Global top 10 auto OEM Global top 10 auto OEM Leading equipment supplier Emerging Super Car maker Additional Industry Partners (MoU or Investment) Factorial’s partners market share 28% Total units in US & Europe 4.2M *EV sales include Battery EV, Hybrid EV, Plug - in Hybrid EV; Source: Company 16 Driving business resilience through localization and diversification LOTTE Chemical

17 Proven by Automotive, Scaling through Defense, AI, & Robotics – Our Technology Multiplies Addressable Markets Defense & Aviation Unmanned aerial & sub - sea drones & ground vehicles AI - Computing & Robotics Factory automation, autonomous robotics, & consumer Energy Storage Off - grid energy storage, critical infrastructure, & data centers Space & Aircraft General aviation, space, & high - endurance intelligence systems Immediate revenue through high - margin applications Long - term scale in future growth markets beyond EV

18 Our Business Model

19 Capital Light: Near - Term Commercialization Path IP: Cell Design Product: Electrolyte Service: Process Engineering Commercial Relationship /Customer Demand Factorial Energy Industrialization Partner Licensing, Product, Service Revenue OEM Customers Technology Alignment Commercial Relationship Factorial Cells

Capital Light: FEST® Utilizes 80% of Conventional Li-Ion Equipment

Production Process

Electrode Manufacturing → Cell Assembly → Cell Finishing

Process Steps



Mixing → Coating & Drying → Calendaring → Slitting & Notching → Vacuum Drying → Stacking → Tab welding → Alignment check → Pouch insertion → Electrolyte filling → Formation → Ageing → Inspection

Li-Ion Process

Cathode

Anode

Stack

Cell

Factorial Process

FEST® is using Li-Ion cathode process and equipment

FEST® is using conventional Li-Ion cell assembly and cell finishing process equipment

Key Differences

- No Anode mixing, coating and vacuum drying needed
- Different for lithium metal anode processing and Factorial proprietary
- Factorial proprietary process technology on Li-Ion battery equipment
- Factorial proprietary process technology on Li-Ion battery equipment

Factorial®

Source: Company 20

21 Our Leadership Team & Industry Leadership 21

22 Jason Duva General Counsel Siyu Huang, Ph.D./M.B.A. Founder & CEO , Board Director Jay Scuteri Head of Finance Alex Yu, Ph . D . Founder & CTO , Board Director Raimund Koerver , Ph.D. Vice President, Business Development Joe Taylor Executive Chairman of the Board Former Chairman / CEO of Panasonic North America Héctor D. Abruña Founder and Senior Advisor Professor Chemistry, Cornell University Uwe Keller Board Member Director Battery Development Michael Bly Board Member SVP, Global Propulsion Systems Dieter Zetsche Investor & Senior Advisor Former Chairman, Board of Daimler AG and Head of Mercedes - Benz Cars Praveen Sahay Board Member Founder & Managing Director Liad Meidar Board Member Founder & Managing Partner Founders & Management Board Members & Senior Advisors Richard Wei Head of Investor Relations Backed by a board and senior advisors with decades of experience in battery and automotive innovation and reinforced by verti cal experts across business strategy and technology development Building a Visionary Team

Our Industry Leadership: A Track Record of Firsts

Q2 2021
First automotive-sized solid-state battery cell that operates at room temperature



Q1 2023
First 100+Ah solid-state battery cell (Stellantis)


Factorial

Q2 2023
First UN 38.3 certification (100+Ah) lithium solid-state battery cell



Q2 2024
First solid-state cell B-sample to a global OEM (Mercedes-Benz)


Factorial Delivers B-Samples of Lithium-Metal Solid-State Battery Cells to Mercedes-Benz
Read the full release
Factorial

Q4 2024
First public agreement for demo fleet with a global automotive OEM (Stellantis)



Q1 2025
First vehicle powered by lithium-metal solid-state cells (Mercedes-Benz)



Q2 2025
First validation of automotive-size solid state battery cells with global OEM (Stellantis)


Factorial

Q3 2025
First 1,200+ km drive on a single charge powered by solid-state cells (Mercedes-Benz)


DEPLOYING LITHIUM METAL ANODE CELL
Engineered by Mercedes-Benz
1,205 km

Factorial®

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Investment Opportunity 24

25 A Compelling Opportunity • Factorial is combining with Cartesian Growth Corporation III (“CGCIII”), a Nasdaq - listed SPAC with $276 million in trust, sponsored by Cartesian Capital Group, a global private equity group • The merger values Factorial at $1.1 billion • Existing Factorial shareholders are rolling 100% of their equity • The combination is anchored by a significant investment commitment by Cartesian 84% 9% 7% Factorial Shareholders IPO Holders/Investors Cartesian & Affiliates $1.3 billion PF Equity Value Pro Forma Cap Table Assumes 50% redemptions; excludes warrants and future management incentive plans

Conclusion 26

A Singular Company, An Unmatched Opportunity


Factorial

1. Market Tailwinds: Electrification, AI, & national security driving a global race for high-performance energy
2. Superior Technology: Higher performance & lower total cost of ownership, compatible with today's gigafactory lines
3. Validated in the Real World: Cells road tested by OEM fleet, proving consistency & readiness for scale
4. Capital Light Growth Model: Leverages partner capex for expansion with high-margin, IP-driven economics
5. Blue Chip Partnerships: Co-developed with Mercedes-Benz, Stellantis, Hyundai, & Kia; broad supplier partnership
6. Continuous Innovation: From materials to cell to AI-based intelligence sustain long-term performance edge
7. Elite Team, Prime Timing: Industry-leading experts executing at inflection point of the solid-state revolution

Factorial
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Risk Factors

The risk factors below have been prepared solely for purposes of the proposed private placement (the "Private Placement") of securities relating to Cartesian Growth Corporation III ("CGCIII") in connection with the proposed business combination (the "Business Combination") between CGCIII and Factorial Inc, a Delaware corporation (together with its subsidiaries, "Factorial" or the "Company"). All references to "the Company" refer to the business of the combined entity resulting from the Business Combination. The risks presented below represent only a portion of the general risks related to the business of the Company, the Private Placement and the Business Combination, and are not exhaustive. The risks described below are qualified in their entirety by disclosures contained in future documents filed or furnished by the Company, CGCIII, or their respective affiliates with the U.S. Securities and Exchange Commission, including any documents filed or furnished in connection with the Business Combination. Investing in the securities (the "Securities") being offered in this Private Placement involves a high degree of risk. You should carefully consider these risks and uncertainties and should carry out your own due diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in the Private Placement, before making an investment decision. There are many risks that could affect the business and results of operations of the Company, many of which are beyond its control. If any of these risks or uncertainties occurs, the Company's business, financial condition, and/or operating results could be materially and adversely harmed. Additional risks and uncertainties not currently known or those currently viewed to be immaterial may also materially and adversely affect the Company's business, financial condition and/or operating results. If any of these risks or uncertainties actually occurs, the value of the Company's Securities may decline, and any investor in the Private Placement may lose all or part of its investment:

<u>Risks Related to the Development and Commercialization of Our Batteries</u>

- The development of batteries is complex and the timing of development cannot be assured. Delays in the development of our batteries could adversely affect our business and prospects.
- We may be unable to adequately control the costs associated with our operations and the components necessary to develop and commercialize our solid-state battery technology.
- We may not be able to accurately estimate the future supply and demand for our batteries, which could result in a variety of inefficiencies in our business and hinder our ability to generate revenue and profits.
- Our expectations and targets regarding when we will achieve various technical, pre-production and production objectives depend in large part upon assumptions and analyses developed by us. If these assumptions or analyses prove to be incorrect, we may not achieve these milestones when expected or at all.
- If our existing customers with whom we have collaboration agreements do not make subsequent purchases from us, we will not receive revenue from such customers, and our results of operations would be adversely impacted.
- If we are unable to integrate our products into EVs manufactured by OEM customers on commercially reasonable terms or at all, our results of operations could be impaired.
- Our future growth and success depend in part on our ability to grow our customer base and effectively sell to a wide variety of customers. Failure to grow our customer base would adversely affect our business and prospects.
- We intend to manufacture batteries outside of the United States. If purchasers choose to avoid procuring batteries manufactured outside of the United States, our revenue could decline and our prospects may be adversely affected.
- If the cost, performance characteristics or other specifications of the battery fall short of our targets or our customers' requirements, our ability to market and sell our batteries could be harmed.
- We may not be able to establish new, or maintain existing, supply relationships for necessary raw materials, components or equipment or may be required to pay costs for raw materials, components or equipment that are more expensive than anticipated, which could delay the introduction of our product and negatively impact our business and ability to generate revenue and profits.
- Our ability to manufacture our batteries at scale depends on our ability to design, engineer, build, operate and staff our facilities successfully or to obtain third party manufacturing capacity and expertise. We may need to sell our products at a loss before reaching economies of scale.
- Any establishment of a volume manufacturing facility is subject to many risks, including, among others, risks relating to construction, permitting, delays, cost overruns, supply chain constraints, and operating in a new geographic area away from our headquarters.
- Our future growth and success may be heavily influenced by OEMs' and end consumers' willingness to adopt EVs.
- Our ability to successfully market our products will depend on the establishment of charging station networks meeting the needs of EVs incorporating our products. If any of the charging station networks are not compatible with such products and technologies, our sales could be adversely affected.
- If the EVs in which our batteries are installed do not meet certain motor vehicle standards, our business, results of operations and prospects could be adversely affected.
- The EV battery market continues to evolve and is highly competitive, and certain other battery manufacturers have significantly greater resources, experience and scale than we do and have technologies that may be superior to ours. As a result, we may not be able to produce our products at cost competitive prices.
- Developments in alternative battery technology or other power and energy alternatives may adversely affect the demand for our battery products.
- We rely on, and will continue to rely on, complex equipment for our operations. This equipment, and manufacturing generally, creates a significant degree of risk and uncertainty in terms of operational performance and costs.
- We have pursued and may continue to pursue development agreements and other strategic alliances, which could have an adverse impact on our business if they are unsuccessful or entered into on terms that are disadvantageous to us.
- Certain components of our batteries pose safety risks that may cause injury or death. We may be subject to financial and reputational risks due to product recalls and product liability claims, and we could face substantial liabilities that exceed our resources.
- The unavailability, reduction, or elimination of government and economic incentives could have a material adverse effect on our business, financial condition, results of operations, and prospects.
- Our operations expose us to litigation, environmental, and other legal and compliance risks. Compliance with laws and regulations is expensive, and our failure to comply with these laws and regulations may result in monetary damages and fines, adverse publicity and a material adverse effect on our business.
- We are subject to environmental and safety risks and requirements relating to environmental and safety regulations and environmental remediation matters which could adversely affect our business and results of operations.
- Our business depends substantially on the continuing efforts of our senior executives and other key personnel as well as the ability to attract, train, and retain highly skilled employees and key personnel.

<u>Risks Related to Our Limited Operating History</u>

- We are an early-stage company with a history of financial losses and expect to incur significant expenses and continuing losses from operations.
- Our business plan has yet to be tested, and we may not succeed in executing on our strategic plans, including commercialization.
- We will need substantial additional capital in the future to fund our business and may be unable to meet our future capital requirements, impairing our financial position and results of operations.
- Incorrect estimates or assumptions by management in the preparation of our consolidated financial statements could adversely impact our reported assets, liabilities, income, revenue, or expenses.
- Our ability to utilize any net operating losses or tax credit carryforwards to offset taxable income are subject to complex limitations.
- Our cash and money market funds could be adversely affected if the financial institutions in which we hold our cash and money market funds fail.

Factorial®

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29 Risks Related to Our Intellectual Property • We rely heavily on our intellectual property portfolio . If we are unable to protect our intellectual property rights, our business and competitive position would be harmed . • Our patent applications may not result in issued patents or our patent rights may be contested, circumvented, invalidated or limited in scope, any of which could have a material adverse effect on our ability to prevent others from interfering with our commercialization of our products . • We may need to defend ourselves against intellectual property infringement claims, which may be time - consuming and could cause us to incur substantial costs or limit our ability to use certain technology . • We may obtain licenses on technology that has not been commercialized or has been commercialized only to a limited extent, and the success of our business may be adversely affected if such technology does not perform as expected . • We may face risks relating to protecting our intellectual property in various countries resulting from our international business operations . Other General Risks Related to Factorial • Governmental trade controls, including export and import controls, sanctions, customs requirements and related regimes, could subject us to liability or loss of contracting privileges, limit our ability to transfer technology or compete in certain markets and affect our ability to hire qualified personnel . • Changes in U . S . and foreign government policy, including the imposition of or increases in tariffs and changes to existing trade agreements, could have a material adverse effect on global economic conditions and our business, financial condition, results of operations and prospects . • We are subject to U . S . and foreign anti - corruption, anti - bribery, anti - money laundering, financial and economic sanctions and similar laws and regulations . We can face criminal liability and other serious consequences for violations, which can harm our business . • Our insurance coverage may not be adequate to protect us from all business risks . • From time to time, we may be involved in legal proceedings and commercial or contractual disputes, which could have an adverse impact on our financial condition and results of operations . • We believe that our technology enables a variety of business models, including but not limited to sole manufacturing, joint ventures, and licensing, each of which may involve certain risks and tradeoffs . • Changes in U . S . and foreign tax laws could have a material adverse effect on our business, financial condition or results of operations . • We are exposed to risks related to the use of artificial intelligence by us, our suppliers, partners and competitors . • Evolving scrutiny and changing expectations from global regulators and our stakeholders regarding our environmental, social and governance (ESG) practices and value proposition could adversely affect our business, brand and reputation . • We may be negatively impacted by epidemics, pandemics, and other outbreaks . • Our facilities or operations could be damaged or adversely affected by natural disasters and other catastrophic events outside of our control . • Any economic, financial or banking crisis, or perceived threat of such a crisis, including a significant decrease in consumer confidence, may materially and adversely affect our business, financial condition and results of operations . • Inflation and increased interest rates may adversely affect our financial condition and results of operations . • Our ability to manage our business is highly dependent on IT systems and our website, systems, and data may be subject to intentional or inadvertent disruption, security incidents, or alleged violations of laws, regulations, or other obligations relating to data handling could adversely impact our reputation and future sales . Risks Related to the Business Combination • The consummation of the Business Combination is subject to a number of conditions and, if such conditions are not satisfied or waived, any definitive agreement with respect to the Business Combination may be terminated in accordance with its terms and the Business Combination may not be completed . • Our management has limited experience in operating a public company . • We will incur significant expenses and administrative burdens as a public company, which could have an adverse effect on our business, financial condition, and results of operations . • We will be required to develop and maintain proper and effective internal control over financial reporting . • We will be controlled or substantially influenced by Factorial’s founders, whose interests may conflict with other stockholders . • The existence of a family relationship between our founders may result in conflicts of interest in connection with decisions to be made by our Board or management . • Subsequent to consummation of the Business Combination, we may be required to subsequently take write - downs or write - offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and the price of our common stock . • The ability of CGCIII’s shareholders to exercise redemption rights prior to the consummation of the Business Combination may prevent us from achieving an optimal capital structure . • CGCIII and Factorial will incur substantial transaction costs in connection with the Business Combination . • The Sponsor and other insiders of CGCIII or Factorial may elect to purchase CGCIII public shares, which may reduce the public float of such shares . • We are an emerging growth company and a smaller reporting company within the meaning of the Securities Act, and if we take advantage of certain exemptions from disclosure requirements available to “emerging growth companies” or “smaller reporting companies,” this could make our securities less attractive to investors and may make it more difficult to compare our performance with other public companies . • The price of our shares of common stock and warrants may be volatile . • CCGIII’s outstanding warrants will become exercisable for shares of common stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders . • If securities or industry analysts do not publish or cease publishing research or reports about us, our business, or our market, or if they change their recommendations regarding our securities adversely, the price and trading volume of our securities could decline . • There can be no assurance that we will be able to comply with the continued listing standards of Nasdaq . • Anti - takeover provisions in our certificate of incorporation, bylaws and Delaware law could make an acquisition of us more difficult, limit attempts by stockholders to replace or remove our management and limit the market price of our common stock . • Our Bylaws will provide, subject to limited exceptions, that the Court of Chancery of the State of Delaware and the federal district courts of the United States will be the sole and exclusive forum for certain stockholder litigation matters, which could limit our stockholders’ ability to obtain a chosen judicial forum for disputes with us or our directors, officers, employees or stockholders . Risk Factors